ny-2745284 WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT This WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of June 10, 2024 (this “Agreement”), is entered into by and among (a) (i) Sonder Holdings Inc., a Delaware corporation, (ii) Sonder Holdings LLC, a Delaware limited liability company, (iii) Sonder Group Holdings LLC, a Delaware limited liability company, (iv) Sonder Technology Inc., a Delaware corporation, (v) Sonder Hospitality USA Inc., a Delaware corporation, (vi) Sonder USA Inc., a Delaware corporation, (vii) Sonder Hospitality Holdings LLC, a Delaware limited liability company, (viii) Sonder Partner Co., a Delaware corporation, and (ix) Sonder Guest Services LLC, a Washington limited liability company (individually and collectively, jointly and severally, “Borrower”), and (b) Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (“Bank”). Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned thereto in the Loan Agreement (as defined below). WHEREAS, reference is made to that certain Loan and Security Agreement dated as of December 21, 2022, as amended by that certain First Amendment to Loan and Security Agreement dated as of April 28, 2023, and as further amended by that certain Second Amendment to Loan and Security Agreement dated as of November 6, 2023 (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”) by and among Borrower and Bank; WHEREAS, the Defaults or Events of Default as specified on Schedule A hereto may occur (such Defaults and Events of Default the “Waived Matters”); and WHEREAS, Borrower has requested that Bank agree to waive the Waived Matters, in each case, subject to the terms and conditions of this Agreement. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: I. ACKNOWLEDGMENTS I.1. Acknowledgments. Borrower hereby acknowledges and agrees, upon execution and delivery of this Agreement, subject to the terms set forth herein, that: (a) Notwithstanding the effectiveness of this Agreement, the Liens granted by Borrower as collateral security for the Indebtedness, obligations and liabilities of Borrower evidenced by the Loan Agreement and the other Loan Documents pursuant to, each of the Loan Documents to which Borrower is a party shall not be impaired, and each of the Loan Documents to which Borrower is a party is, and shall continue to be, in full force and effect in all respects; (b) Borrower agrees that the Loan Documents constitute (and as modified by this Agreement shall continue to constitute) valid and binding obligations and agreements of Borrower enforceable against Borrower in accordance with their respective terms except as such enforceability may be limited by Applicable Laws and by general principles of equity and principles of good faith and fair dealing; (c) Subject to the terms of this Agreement, Bank has not waived, released or compromised, and does not hereby waive, release or compromise, and may never waive, release or compromise any events, occurrences, acts, or omissions that may constitute or give rise to any Defaults or Events of Default that existed or may have existed, or may presently exist, or may arise in the future (other than with respect to the Waived Matters as expressly set forth herein); DM-#8403405.8 Exhibit 10.2

2 ny-2745284 (d) The execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of any of the Loan Documents (except as specifically and expressly set forth herein); (ii) extend the maturity of the Obligations or the due date of any payment of any Obligations or other obligations under the other Loan Documents or payable in connection with the Loan Documents; (iii) give rise to any obligation on the part of Bank to extend, modify or waive any term or condition of the Loan Documents; (iv) establish any course of dealing with respect to the Loan Documents; or (v) give rise to any defenses or counterclaims to the right of Bank to compel payment of the Obligations or otherwise enforce its rights and remedies set forth in the Loan Documents; and (e) The Waiver (as defined below) and consent herein by Bank shall not, except as expressly provided herein, invalidate, impair, negate or otherwise affect Bank’s ability to exercise its rights and remedies under the Loan Documents or otherwise, and Bank shall be free to exercise any or all rights or remedies. I.2. Consent. Bank hereby acknowledges and consents to, upon execution and delivery of this Agreement, subject to the terms set forth herein, (i) that certain Waiver, Forbearance and Third Amendment, dated as of June 10, 2024 (as in effect on the date hereof, the “NPA Amendment”), by and among the Note Obligors (as defined therein), the Investors (as defined therein) party thereto and Alter Domus (US) LLC, as collateral agent, and (ii) and the incurrence of $10,000,000 of Indebtedness to be funded on or about the date hereof contemplated thereby; it being agreed that nothing herein shall constitute a consent to Borrower entering into, delivering or performing any obligations under that that certain Supplemental Bridge Letter (as defined in the NPA Amendment) unless and until Bank confirms in writing that such Supplemental Bridge Letter is reasonably satisfactory to Bank. II. WAIVER II.1. Waiver. Subject to the satisfaction of each of the conditions precedent set forth in Section VI.1 to the effectiveness of this Agreement, Bank hereby permanently waives the Waived Matters (the “Waiver”). II.2. Acknowledgement. BORROWER HEREBY AGREES AND ACKNOWLEDGES THAT BANK WILL REQUIRE STRICT PERFORMANCE BY BORROWER OF ALL OF THEIR RESPECTIVE OBLIGATIONS, AGREEMENTS AND COVENANTS CONTAINED IN THE LOAN AGREEMENT AND ANY OTHER LOAN DOCUMENTS, AND NO INACTION OR ACTION BY BANK REGARDING ANY DEFAULT OR EVENT OF DEFAULT (OTHER THAN THE WAIVED MATTERS) IS INTENDED TO BE OR SHALL BE A WAIVER THEREOF. BORROWER HEREBY ALSO AGREES AND ACKNOWLEDGES THAT NO COURSE OF DEALING AND NO DELAY IN EXERCISING ANY RIGHT, POWER OR REMEDY CONFERRED TO BANK IN THE LOAN AGREEMENT OR IN ANY OTHER LOAN DOCUMENT OR NOW OR HEREAFTER EXISTING AT LAW, IN EQUITY, BY STATUTE OR OTHERWISE SHALL OPERATE AS A WAIVER OF OR OTHERWISE PREJUDICE ANY SUCH RIGHT, POWER OR REMEDY, OTHER THAN AS SPECIFIED HEREIN WITH RESPECT TO THE WAIVED MATTERS. III. AMENDMENTS TO LOAN AGREEMENT III.1. Section 5.3(e) (Annual Audited Financial Statements). Section 5.3(e) of the Loan Agreement is deleted in its entirety and replaced with the following:

3 ny-2745284 “ (e) Annual Audited Financial Statements. As soon as available, and in any event within 120 days following the end of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from Deloitte LLP, or another independent certified public accounting firm reasonably acceptable to Bank; provided, however, that for Borrower’s fiscal year ending December 31, 2023, such financial statements shall be delivered by July 31, 2024;” III.2. Section 9 (Notices). Bank’s notice information in Section 9 of the Loan Agreement is deleted in its entirety and replaced with the following: “ If to Bank: Silicon Valley Bank, a division of First-Citizens Bank & Trust Company 222 2nd Street, 17-20 Floors San Francisco, California 94105 Attn: Trefor Bacon Email: tbacon@svb.com with a copy to (which shall not constitute notice): Morrison & Foerster LLP 200 Clarendon Street, Floor 20 Boston, Massachusetts 02116 Attn: David A. Ephraim, Esquire Phone: (617) 648-4730 Email: DEphraim@mofo.com” III.3. Section 12.2 (Definitions). III.3.(a) The following definitions are hereby added to Section 12.2 of the Loan Agreement in the appropriate alphabetical order: III.3.(b) ““NPA Amendment” has meaning specified in the Third Amendment.” III.3.(c) “Third Amendment” means the Waiver and Third Amendment to Loan and Security dated on or about June 10, 2024, between Bank and Borrower.” III.3.(d) ““Third Amendment Effective Date” is June 10, 2024.” III.3.(e) Each of the following definitions are is hereby deleted in their entirety and replaced with the following: ““Permitted Additional Subordinated Debt Agent” means the Notes Collateral Agent.” ““Permitted Additional Subordinated Debt” means Subordinated Debt incurred on or about the Third Amendment pursuant to the NPA Amendment, so long as (a) the aggregate principal amount of such Subordinated Debt does not exceed $10,000,000(which amount may be increased by paid-in-kind interest and capitalized original issued discount as contemplated in the NPA Amendment and the Notes issued thereunder on the date hereof), (b) such Subordinated Debt is at all times subject to the Notes Subordination Agreement, (c) all documentation pursuant to which such

4 ny-2745284 Subordinated Debt is to be incurred shall be in form and substance satisfactory to the Bank (it being agreed that the NPA Amendment is satisfactory to Bank, but as of the Third Amendment Effective Date, Bank has not approved the Bridge Supplemental Letter (as defined in the NPA Amendment).” III.3.(f) Clause (o) of the definition of Permitted Indebtedness is hereby amended and restated in its entirety as follows: “(o) Subordinated Debt incurred pursuant to the Notes Documents, including Permitted Additional Subordinated Debt.” III.4. Schedule I (Section 12.2 - Definitions). III.4.(a) The reference to the Loan Agreement provision for Section 12.2 – “Prime Rate” in Schedule I of the Loan Agreement is amended in its entirety and the following inserted in its place: ““Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Bank, the “Prime Rate” shall mean the rate of interest per annum announced by Bank as its prime rate in effect at its principal office in the State of North Carolina (such Bank announced Prime Rate not being intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero percent (0.0%) per annum, such rate shall be deemed to be zero percent (0.0%) per annum for purposes of this Agreement.” IV.OTHER AGREEMENTS IV.1. Payment of Expenses. Borrower, jointly and severally, agree to pay and reimburse Bank promptly for all of its reasonable documented out-of-pocket costs and expenses for which invoices have been, including without limitation, the fees of their counsel to the extent provided for in the Loan Agreement. IV.2. Loan Document. This Agreement is a “Loan Document” for the purposes of the provisions of the other Loan Documents. V. REPRESENTATIONS AND WARRANTIES In consideration of the foregoing agreements, Borrower jointly and severally hereby represents and warrants to Bank, as follows: V.1. after giving effect to this Agreement, all representations and warranties made in the Loan Agreement and the other Loan Documents made by it that have no materiality or material adverse effect qualification are true and correct in all material respects, and the representations and warranties in the Loan Agreement and in the Loan Documents that have a materiality or material adverse effect qualification are true and correct in all respects, in each case with the same effect as though made on and as of the Agreement Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date, in each case, other than any such representation and warranty regarding no Default or Event of Default solely as a result of the Waived Matters;

5 ny-2745284 V.2. after giving effect to this Agreement, no Default or Event of Default exists and is continuing as of the Agreement Effective Date; V.3. the execution, delivery and performance of this Agreement are within Borrower’s corporate, limited liability company, partnership or other organizational powers, as applicable, and have been duly authorized by appropriate organizational and governing action and proceedings; V.4. each person who is executing this Agreement on behalf of Borrower has the full power, authority and legal right to do so, and this Agreement has been duly executed by such person and delivered to Bank; and V.5. this Agreement is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors ’rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. VI. MISCELLANEOUS VI.1. Condition Precedent to Effectiveness of this Agreement. This Agreement and the Waiver shall become effective on the date of satisfaction of each of the following conditions (the date on which such conditions are satisfied, the “Agreement Effective Date”): (a) Bank shall have received a fully executed copy of this Agreement, duly executed by Borrower; (b) Bank shall have received payment and reimbursement from Borrower for all of its reasonable documented out-of-pocket costs and expenses of counsel for which invoices have been presented to Borrower at least one Business Day prior to the Agreement Effective Date; and (c) Bank shall have received a fully executed copy of the NPA Amendment, duly executed by the parties party thereto. (d) Bank shall have received a fully executed copy of the Ratification and Amendment of Intercreditor and Subordination Agreement, duly executed by the Notes Collateral Agent and Bank. VI.2. Counterparts. This Agreement may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto. VI.3. Choice of Law, Venue and Jury Trial Waiver; Judicial Reference. Section 10 of the Loan Agreement is hereby incorporated by reference, mutatis mutandis. VI.4. Successors and Assigns. This Agreement shall be binding upon each of Borrower, Bank and their respective successors and assigns, and shall inure to the benefit of each such person and their permitted successors and assigns. VI.5. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

6 ny-2745284 VI.6. Amendment. This Agreement may only be amended or modified in writing by the parties hereto, subject to any additional requirements under the Loan Agreement, if applicable. VI.7. Entire Agreement. THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO. VI.8. Consistent Changes. The Loan Agreement is hereby amended wherever necessary to reflect the changes described herein. VI.9. Release by Borrower. (a) FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all (in each case, relating to, or arising out of, the Loan Documents or the transactions contemplated thereby) claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims (in each case, relating to, or arising out of, the Loan Documents or the transactions contemplated thereby) existing or arising from the beginning of time through and including the date of execution of this Agreement (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing. Notwithstanding anything in this Agreement, the releases set forth in this Agreement shall not extend to any of Bank’s obligations under the Loan Agreement arising after the date of this Agreement, including to make extensions of credit to Borrower in accordance with the terms of the Loan Agreement. (b) In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.) (c) By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all Released Claims, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon

7 ny-2745284 and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights. (d) This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Agreement, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events. (e) Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows: (i) Except as expressly stated in this Agreement, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Agreement. (ii) Borrower has made such investigation of the facts pertaining to this Agreement and all of the matters appertaining thereto, as it deems necessary. (iii) The terms of this Agreement are contractual and not a mere recital. (iv) This Agreement has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Agreement is signed freely, and without duress, by Borrower. (v) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein. [SIGNATURE PAGES FOLLOW]

[Signature Page to Waiver and Third Amendment] ny-2745284 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. BORROWER: SONDER HOLDINGS INC., a Delaware corporation By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer / Head of Treasury SONDER HOLDINGS LLC, a Delaware limited liability company By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer / Head of Treasury SONDER GROUP HOLDINGS LLC, a Delaware limited liability company By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer / Head of Treasury SONDER TECHNOLOGY INC., a Delaware corporation By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer / Head of Treasury

[Signature Page to Waiver and Third Amendment] ny-2745284 SONDER HOSPITALITY USA INC., a Delaware corporation By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer / Head of Treasury SONDER USA INC., a Delaware corporation By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer / Head of Treasury SONDER HOSPITALITY HOLDINGS LLC, a Delaware limited liability company By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer / Head of Treasury SONDER PARTNER CO., a Delaware corporation By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer / Head of Treasury SONDER GUEST SERVICES LLC, a Washington limited liability company By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer / Head of Treasury

[Signature Page to Waiver and Third Amendment] ny-2745284 BANK: FIRST-CITIZENS BANK & TRUST COMPANY By: /s/ Trefor Bacon Name: Trefor Bacon Title: Managing Director

ny-2745284 SCHEDULE A 1. So long as the 2023 annual audited consolidated financials to be delivered pursuant to Section 5.3(e) of the Loan Agreement (the “2023 Audited Financial Statements”) are delivered on or prior to July 31, 2024, any failure of Borrower prior to July 31, 2023, to deliver the 2023 Annual Financial Statements, on or prior to 120 days from fiscal year end as required under Section 5.3(e) of the Loan Agreement. 2. Any representation or warranty failing to be true and correct in all material respects and any failure under Section 5.3(e) of the Loan Agreement, in each case, on account of the restatement of historical financial statements, including, without limitation, in respect of fiscal year ended 2022. 3. Any breach by Borrower with respect to the incurrence of unsecured Indebtedness in excess of the $5,000,000 amount provided in clause (l) of the definition of “Permitted Indebtedness” in the Loan Agreement at any time prior to the end of the fiscal year of 2024 solely as a result of stretched payables or deferred lease payments and so long as Borrower is back in compliance with such clause at all times after the end of the fiscal year of 2024. 4. Any Event of Default occurring under Sections 7.6 and 7.14 of the Loan Agreement solely as a result of the (i) “Waived Matters” (as defined in the NPA Amendment) and (ii) Forbearance Matters (as defined in the NPA Amendment) so long as a Termination Event (as defined in the NPA Amendment) has not occurred; it being agreed that the occurrence of a Termination Event (as defined in the NPA Amendment) shall constitute an Event of Default under the Loan Agreement. 5. Any failure of Borrower to provide notice to Bank of an Event of Default included on this Schedule A that occurred prior to the date hereof in accordance with Section 5.3(m) of the Loan Agreement.